EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982 Investor relations contact: Scott Cunningham, (626) 302-2540

Edison International Reports Fourth Quarter 2010 Results;

Announces 2011 Earnings Guidance

ROSEMEAD, Calif., Feb. 28, 2011 – Edison International (NYSE: EIX) today reported fourth quarter 2010 basic earnings of $0.51 per share, compared to $0.65 per share in the same quarter last year. Fourth quarter 2010 core earnings were $0.58 per share, compared to core earnings of $0.59 per share in the fourth quarter of 2009. Higher fourth quarter earnings at Southern California Edison (SCE) were more than offset by lower results at Edison Mission Group (EMG) and higher parent company costs.

For 2010, the company reported basic earnings of $3.84 per share compared to $2.59 per share in 2009, while core earnings for 2010 increased 7 percent to $3.48 per share compared to $3.25 per share in 2009. The improvement in core earnings was driven by higher earnings at SCE, offset by a decline in earnings at EMG and a slight increase in parent company costs.

“Edison International had a solid year, led by SCE’s strong earnings growth,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International. “Looking ahead to 2011, we expect continued earnings growth at SCE. EMG faces weak power market fundamentals in the year ahead, but we see positive value in the business as power market fundamentals improve.”

Fourth Quarter Earnings Detail

SCE’s fourth quarter 2010 basic earnings were $0.56 per share compared to $0.53 per share in the fourth quarter of 2009. Core earnings were also $0.56 per share while fourth quarter 2009 earnings were $0.51 per share. The core earnings increase was primarily driven by rate base growth. Fourth quarter 2009 results included a non-core benefit related to tax settlements.

-more-

Note: GAAP earnings and losses refer to net income or losses attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance.

Edison International Reports Fourth Quarter 2010 Financial Results

EMG’s fourth quarter 2010 basic earnings were $0.03 per share compared to $0.17 per share in the fourth quarter of 2009. Core earnings were $0.10 per share compared to $0.13 per share in the same quarter last year. Core earnings declined largely from higher income tax expense and lower trading revenues. Fourth quarter 2010 results included a non-core charge related to write-offs of capitalized costs at its Powerton plant in Illinois. Fourth quarter 2009 results included a non-core benefit from tax settlements.

Edison International parent company and other reported a fourth quarter 2010 loss of $0.08 per share compared to a $0.05 per share loss in the fourth quarter of 2009 due to higher income tax expense.

Full-Year Earnings Detail

SCE’s basic earnings in 2010 were $3.19 per share compared to $3.76 per share in 2009. Core earnings in 2010 were $3.01 per share compared to $2.68 per share in 2009. The increase in core earnings was primarily due to rate base growth, lower income tax expense and earnings from construction activities. The lower tax expense in 2010 includes a change in the method of tax accounting for asset removal costs primarily related to SCE’s infrastructure replacement program. Non-core items in 2010 included benefits from tax settlements and a charge related to health care legislation, and in 2009 included benefits from the tax settlements and transferring a power plant to utility rate base.

EMG’s basic earnings in 2010 were $0.69 per share compared to a 2009 loss of $1.21 per share. Core earnings were $0.59 per share compared to $0.68 per share in 2009. EMG’s core earnings were lower primarily from higher plant maintenance costs in 2010 due to scheduled merchant power plant outages, unrealized hedge-related accounting losses in 2010 compared to unrealized gains in 2009, and higher income tax expense. The decline was partially offset by higher energy trading revenues. Non-core items included the impacts of discontinued operations in both periods, a benefit from tax settlements and the charge from the write-off of capitalized costs in 2010, and a charge related to the tax settlements and related termination of leases in 2009.

Edison International parent company and other reported a 2010 basic loss of $0.04 per share compared to basic earnings of $0.04 per share in the prior year. Core losses were $0.12 per share in 2010 and $0.11 per share in 2009. Core losses exclude non-core benefits associated with the global settlement in both years.

2011 Earnings Guidance

The company announced 2011 core earnings guidance of $2.60 to $2.90 per share. See the risk disclosure statement on page 4 and the presentation accompanying the company’s conference call for further information.

-more-

Edison International Reports Fourth Quarter 2010 Financial Results

Reconciliation of Core Earnings Guidance to Basic Earnings Guidance1

Per Share	2011 Earnings Guidance
EIX core earnings[1]	$2.60 - $2.90
Non-Core Items	—

EIX basic earnings	$2.60 - $2.90

Midpoint of 2011 core guidance by business element:
SCE	$3.08
EMG	(0.19)
EIX parent company and other	(0.14)

Total	$2.75

1	See Use of Non-GAAP Financial Measures on page 4. Basic earnings per share refer to basic earnings per common share attributable to Edison International common shareholders. There is no expected impact of participating securities.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

# # #

Edison International Reports Fourth Quarter 2010 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and earnings per share (EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period.

Core earnings is a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core earnings per share are defined as GAAP earnings and basic earnings per share excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. Core earnings are reconciled to GAAP earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its fourth quarter 2010 financial results at 8 a.m. (Pacific Standard Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the website as well at www.edisoninvestor.com. The domestic call-in number is (800) 369-2198 and the number for international callers is (773) 756-4618. The pass code is “Edison”. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through March 7, 2011 at the following numbers: (800) 224-1285 for callers in the United States and (402) 220-3691 for international callers. Replay passcode is 80709.

Risk Disclosure Statement

Statements contained in this news release about future earnings are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2010 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Edison International Reports Fourth Quarter 2010 Financial Results

Summary Financial Schedules

Fourth Quarter Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended December 31,		Change
	2010	2009
SCE	$0.56	$0.53	$0.03
EMG	0.03	0.17	(0.14)
EIX parent company and other	(0.08)	(0.05)	(0.03)

EIX earnings from continuing operations	0.51	0.65	(0.14)

EIX earnings from discontinued operations	—	—	—

EIX basic earnings[1]	$0.51	$0.65	$(0.14)

EIX diluted earnings	$0.51	$0.65	$(0.14)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

Fourth Quarter Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended December 31,		Change
	2010	2009
Core Earnings[1]
SCE	$0.56	$0.51	$0.05
EMG	0.10	0.13	(0.03)
EIX parent company and other	(0.08)	(0.05)	(0.03)

EIX core earnings	0.58	0.59	(0.01)

Non-core items
Global settlement[2]
SCE	—	0.02	(0.02)
EMG	—	0.04	(0.04)
EMG write-off of capitalized costs	(0.07)	—	(0.07)
EMG – discontinued operations	—	—	—

Total non-core items	(0.07)	0.06	(0.13)

EIX basic earnings[1]	$0.51	$0.65	$(0.14)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.
2	Tax settlements including resolution of Federal and state tax matters and related lease terminations.

Edison International Reports Fourth Quarter 2010 Financial Results

Fourth Quarter Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended December 31,
	2010	2009	Change
SCE	$181	$172	$9
EMG	10	56	(46)
EIX parent company and other	(25)	(15)	(10)

EIX earnings from continuing operations	166	213	(47)
EIX loss from discontinued operations	—	(1)	1

EIX basic earnings	$166	$212	$(46)

Fourth Quarter Reconciliation of Core Earnings to Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended December 31,
	2010	2009	Change
Core Earnings[1]
SCE	$181	$167	$14
EMG	34	42	(8)
EIX parent company and other	(25)	(15)	(10)

EIX core earnings	190	194	(4)

Non-core items
Global settlement
SCE	—	5	(5)
EMG	—	14	(14)
EMG – write-off of capitalized costs	(24)	—	(24)
EMG – discontinued operations	—	(1)	1

Total non-core items	(24)	18	(42)

EIX basic earnings	$166	$212	$(46)

1	See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Fourth Quarter 2010 Financial Results

Full-Year Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Year Ended December 31,
	2010	2009	Change
SCE	$3.19	$3.76	$(0.57)
EMG	0.68	(1.19)	1.87
EIX parent company and other	(0.04)	0.04	(0.08)

EIX earnings from continuing operations	3.83	2.61	1.22

EIX earnings (loss) from discontinued operations	0.01	(0.02)	0.03

EIX basic earnings[1]	$3.84	$2.59	$1.25

EIX diluted earnings	$3.82	$2.58	$1.24

1	The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for 2010 and 2009.

Full-Year Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Year Ended December 31,
	2010	2009	Change
Core Earnings[1]
SCE	$3.01	$2.68	$0.33
EMG	0.59	0.68	(0.09)
EIX parent company and other	(0.12)	(0.11)	(0.01)

EIX core earnings	3.48	3.25	0.23

Non-core items
SCE – regulatory items	(0.12)	0.14	(0.26)
Global settlement
SCE	0.30	0.94	(0.64)
EMG	0.16	(1.87)	2.03
EIX parent company and other	0.08	0.15	(0.07)
EMG – write-off of capitalized costs	(0.07)	—	(0.07)
EMG – discontinued operations	0.01	(0.02)	0.03

Total non-core items	0.36	(0.66)	1.02

EIX basic earnings[1]	$3.84	$2.59	$1.25

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for 2010 and 2009.

Edison International Reports Fourth Quarter 2010 Financial Results

Full-Year Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Year Ended December 31,
	2010	2009	Change
SCE	$1,040	$1,226	$(186)
EMG	220	(388)	608
EIX parent company and other	(8)	18	(26)

EIX earnings from continuing operations	1,252	856	396
EIX earnings (loss) from discontinued operations	4	(7)	11

EIX basic earnings	$1,256	$849	$407

Full-Year Reconciliation of Core Earnings to Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Year Ended December 31,
	2010	2009	Change
Core Earnings[1]
SCE	$984	$874	$110
EMG	192	222	(30)
EIX parent company and other	(36)	(32)	(4)

EIX core earnings	1,140	1,064	76

Non-core items
SCE – regulatory items	(39)	46	(85)
Global settlement
SCE	95	306	(211)
EMG	52	(610)	662
EIX parent company and other	28	50	(22)
EMG – write-off of capitalized costs	(24)	—	(24)
EMG – discontinued operations	4	(7)	11

Total non-core items	116	(215)	331

EIX basic earnings	$1,256	$849	$407

1	See Use of Non-GAAP Financial Measures on page 4.

# # #

Edison International Reports Fourth Quarter 2010 Financial Results

Consolidated Statements of Income	Edison International

	Years ended December 31,
(in millions, except per-share amounts)	2010	2009	2008
Electric utility	$9,980	$9,962	$11,246
Competitive power generation	2,429	2,399	2,866

Total operating revenue	12,409	12,361	14,112

Fuel	1,172	1,517	2,147
Purchased power	2,930	2,751	3,845
Operations and maintenance	4,612	4,387	4,288
Depreciation, decommissioning and amortization	1,522	1,418	1,313
Lease terminations and other	47	890	(44)

Total operating expenses	10,283	10,963	11,549

Operating income	2,126	1,398	2,563
Interest and dividend income	31	32	62
Equity in income from partnerships and unconsolidated subsidiaries – net	106	42	31
Other income	148	171	113
Interest expense – net of amounts capitalized	(703)	(732)	(700)
Other expenses	(51)	(57)	(125)

Income from continuing operations before income taxes	1,657	854	1,944
Income tax expense (benefit)	354	(98)	596

Income from continuing operations	1,303	952	1,348
Income (loss) from discontinued operations – net of tax	4	(7)	—

Net income	1,307	945	1,348
Less: Dividends on preferred and preference stock of utility	52	51	51
Other noncontrolling interests	(1)	45	82

Net income attributable to Edison International common shareholders	$1,256	$849	$1,215

Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$1,252	$856	$1,215
Income (loss) from discontinued operations, net of tax	4	(7)	—

Net income attributable to Edison International common shareholders	$1,256	$849	$1,215

Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326
Continuing operations	$3.83	$2.61	$3.69
Discontinued operations	0.01	(0.02)	—

Total	$3.84	$2.59	$3.69

Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	327	329
Continuing operations	$3.81	$2.60	$3.68
Discontinued operations	0.01	(0.02)	—

Total	$3.82	$2.58	$3.68

Dividends declared per common share	$1.265	$1.245	$1.225

Edison International Reports Fourth Quarter 2010 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions)	2010	2009
ASSETS
Cash and cash equivalents	$1,389	$1,673
Receivables, less allowances of $85 and $53 for uncollectible accounts at respective dates	931	1,017
Accrued unbilled revenue	442	347
Inventory	568	533
Prepaid taxes	390	33
Derivative assets	133	357
Restricted cash	2	69
Margin and collateral deposits	65	125
Regulatory assets	378	120
Other current assets	124	156

Total current assets	4,422	4,430

Nuclear decommissioning trusts	3,480	3,140
Investments in partnerships and unconsolidated subsidiaries	559	216
Other investments	223	251

Total investments	4,262	3,607

Utility property, plant and equipment, net	24,778	21,966
Competitive power generation and other property, plant and equipment, net	5,406	5,147

Total property, plant and equipment	30,184	27,113

Derivative assets	437	268
Restricted deposits	47	43
Rent payments in excess of levelized rent expense under plant operating leases	1,187	1,038
Regulatory assets	4,347	4,139
Other long-term assets	644	806

Total long-term assets	6,662	6,294

Total assets	$45,530	$41,444

Edison International Reports Fourth Quarter 2010 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions, except share amounts)	2010	2009
LIABILITIES AND EQUITY
Short-term debt	$115	$85
Current portion of long-term debt	48	377
Accounts payable	1,362	1,347
Accrued taxes	52	186
Accrued interest	205	196
Customer deposits	217	238
Derivative liabilities	217	107
Regulatory liabilities	738	367
Other current liabilities	998	884

Total current liabilities	3,952	3,787

Long-term debt	12,371	10,437

Deferred income taxes	5,625	4,334
Deferred investment tax credits	122	102
Customer advances	112	119
Derivative liabilities	468	529
Pensions and benefits	2,260	2,061
Asset retirement obligations	2,561	3,241
Regulatory liabilities	4,524	3,328
Other deferred credits and other long-term liabilities	2,041	2,500

Total deferred credits and other liabilities	17,713	16,214

Total liabilities	34,036	30,438

Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,331	2,304
Accumulated other comprehensive income (loss)	(76)	37
Retained earnings	8,328	7,500

Total Edison International’s common shareholders’ equity	10,583	9,841

Preferred and preference stock of utility	907	907
Other noncontrolling interests	4	258

Total noncontrolling interests	911	1,165

Total equity	11,494	11,006

Total liabilities and equity	$45,530	$41,444

Edison International Reports Fourth Quarter 2010 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Years ended December 31,
(in millions)	2010	2009	2008
Cash flows from operating activities:
Net income	$1,307	$945	$1,348
Less: Income (loss) from discontinued operations	4	(7)	—

Income from continuing operations	1,303	952	1,348
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,522	1,418	1,313
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	189	158	(10)
Other amortization	118	120	106
Lease terminations and other	47	888	(44)
Stock-based compensation	30	22	34
Equity in income from partnerships and unconsolidated subsidiaries – net	(106)	(42)	(31)
Distributions and dividends from unconsolidated entities	92	31	(8)
Deferred income taxes and investment tax credits	1,139	(1,457)	207
Proceeds from U.S. Treasury grants	92	—	—
Income from leveraged leases	(5)	(14)	(51)
Changes in operating assets and liabilities:
Receivables	(155)	80	128
Inventory	(49)	20	(114)
Restricted cash	68	(69)	—
Margin and collateral deposits – net of collateral received	63	30	(19)
Prepaid taxes	(357)	178	(66)
Other current assets	(92)	24	18
Rent payments in excess of levelized rent expense	(149)	(160)	(162)
Accounts payable	(3)	152	(160)
Accrued taxes	(135)	(402)	340
Other current liabilities	13	31	(39)
Derivative assets and liabilities – net	(44)	(581)	849
Regulatory assets and liabilities – net	278	1,457	(2,946)
Other assets	(71)	62	224
Other liabilities	(315)	154	1,344
Operating cash flows from discontinued operations	4	(7)	—

Net cash provided by operating activities	3,477	3,045	2,261

Cash flows from financing activities:
Long-term debt issued	1,936	939	2,632
Long-term debt issuance costs	(38)	(25)	(21)
Long-term debt repaid	(396)	(1,044)	(295)
Bonds repurchased	—	(219)	(212)
Preferred stock redeemed	—	—	(7)
Short-term debt financing – net	30	(2,058)	1,643
Settlements of stock-based compensation – net	(16)	(3)	(26)
Cash contributions from noncontrolling interests	—	2	12
Dividends and distributions to noncontrolling interests	(52)	(117)	(170)
Dividends paid	(411)	(404)	(397)

Net cash provided (used) by financing activities	$1,053	$(2,929)	$3,159

Edison International Reports Fourth Quarter 2010 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Years ended December 31,
(in millions)	2010	2009	2008
Cash flows from investing activities:
Capital expenditures	$(4,543)	$(3,282)	$(2,824)
Purchase of interest in acquired companies	(4)	(22)	(19)
Proceeds from termination of leases	—	1,420	—
Proceeds from sale of property and interests in projects	2	7	113
Proceeds from sale of nuclear decommissioning trust investments	1,432	2,217	3,130
Purchases of nuclear decommissioning trust investments and other	(1,651)	(2,416)	(3,137)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	44	11	65
Maturities and sale of short-term investments	7	4	96
Purchase of short-term investments	(4)	(7)	(22)
Investments in other assets	(6)	(291)	(347)
Effect of consolidation and deconsolidation of variable interest entities	(91)	—	—

Net cash used by investing activities	(4,814)	(2,359)	(2,945)

Net increase (decrease) in cash and cash equivalents	(284)	(2,243)	2,475
Cash and cash equivalents, beginning of year	1,673	3,916	1,441

Cash and cash equivalents, end of year	$1,389	$1,673	$3,916